Catholic Responsible Investments Funds

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

Institutional Shares: CRSSX

Summary Prospectus

March 1, 2026

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://cbisonline.com/us/. You can also get this information at no cost by calling 866-348-6466, by sending an e-mail request to CRIFund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Catholic Responsible Investments Small-Cap Fund (the “Fund”) seeks to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.20%
Other Expenses	0.08%
Total Annual Fund Operating Expenses[1]	0.28%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.31% of the Fund’s average daily net assets until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive optimization process managed by Rhumbline Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P SmallCap 600® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that measures the performance of small-capitalization companies in the United States. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

The market value of the Fund’s investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser or Sub-Adviser, to the foregoing types of investments may be counted toward the Fund’s goal of investing at least 95% of its net assets in securities listed in the Index. The Fund attempts to replicate the investment performance of the Index and generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index, except with respect to securities screened by the Adviser’s Catholic Responsible Investment criteria. The Fund is designed to balance the impact of Catholic Investment screens by overweighting select holdings so that the Fund’s broad quantitative characteristics match those of the Index as closely as possible.

However, it may not be possible or practicable to purchase all stocks of the Index in those weightings. When it is not possible or practicable to purchase all stocks of the Index in those weightings, the Fund may purchase a sample of the stocks listed in the Index in proportions expected by the Sub-Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition to common stocks in the Index, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. The Fund may also, to the extent permitted by applicable law, invest in shares of other funds or pooled vehicles, including mutual funds and exchange-traded funds (including those advised by the Adviser), real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”) whose investment objectives and policies are similar to those of the Fund.

The Fund is classified as diversified under the 1940 Act; however, the Fund may become non-diversified solely as a result of a changes in the composition of the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies from the potential investment universe available to the Fund because these companies operate business deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. To illustrate the impact of excluding securities from the S&P SmallCap 600® Index, as of October 31, 2025, 32 small-cap companies were excluded by the Catholic Responsible Investing screening criteria, or approximately 4.34% of the market value of the S&P SmallCap 600® Index, weighted by capitalization. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by overweighting select portfolio holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. While this may increase short term tracking error of the Fund, the Fund seeks to match the total return of the S&P SmallCap 600® Index, gross of fees and expenses, over three- and five-year periods while attempting to maintain an expected annualized tracking error of no greater than 0.30%, gross of fees and expenses.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Small-Capitalization Company Risk — The Fund is also subject to the risk that small-cap stocks may underperform other segments of the equity market or the equity market as a whole. Small-cap companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies and may be subject to great liquidity risk. These securities may be traded over-the-counter or listed on an exchange.

Indexing Strategy/Index Tracking Risk — The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Non-Diversification Risk — To the extent the Fund becomes non-diversified, the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the Fund is non-diversified, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Fund’s invested assets are diversified.

Industry Concentration Risk — The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is so concentrated. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Derivatives Risk — Futures contracts and options are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the issuer will fail to pay interest fully and return principal in a timely manner. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Capital Gain Risk — As of the date of this prospectus, a substantial portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax adviser about your investment in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling

866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A, Class B and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
30.81%	(32.61)%
12/31/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	5.85%	7.08%	9.30%
Fund Returns After Taxes on Distributions	4.23%	N/A^	N/A^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	4.19%	N/A^	N/A^
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	6.02%	7.31%	9.81%
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	6.02%	7.31%	9.54%

*

The Custom Benchmark is a hybrid benchmark consisting of the Russell 2000® Index from inception through October 31, 2017, and then the S&P SmallCap 600® Index going forward. The Russell 2000® Index measures the performance of approximately 2000 small-cap companies included in the Russell 3000® Index, which itself includes the largest 3,000 US companies representing approximately 96% of the investable US equity market. The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

RhumbLine Advisers

Alex Ryer, CFA, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Julie Lee, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Jeff Kusmierz, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Antonio Ballestas, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Drew Zagarri, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional or Investor Shares (if applicable) of the Fund, you must generally invest at least the minimums presented below. Systematic planned contributions are required to be at least $1,000.

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Small-Cap Fund	N/A	$3,000,000

The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-348-6466.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account

(“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CRI-SM-012-0600